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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21076

PIMCO Municipal Income Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna — 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: May 31, 2012

Date of reporting period: November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-2001. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. REPORT TO SHAREHOLDERS

Semi-Annual Report

November 30, 2011

PIMCO Municipal Income Fund II

PIMCO California Municipal Income Fund II

PIMCO New York Municipal Income Fund II

Contents

Letter to Shareholders	2-3

Fund Insights	4

Performance & Statistics	5-6

Schedules of Investments	7-24

Statements of Assets and Liabilities	26

Statements of Operations	27

Statements of Changes in Net Assets	28-29

Notes to Financial Statements	30-40

Financial Highlights	41-43

Annual Shareholder Meeting Results/Portfolio Manager Change/Proxy Voting Policies & Procedures	44

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements	45-48

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Shareholder,

Municipal bonds delivered solid returns for investors during the six-month period ended November 30, 2011. Contributing to gains was a gradually improving U.S. economy, an overall decline in the issuance of new bonds and continued demand for tax-advantaged investment products.

Six-Months in Review

For the six-month period ended November 30, 2011:

•	PIMCO Municipal Income Fund II advanced 9.84% on net asset value (“NAV”) and 10.69% on market price.

•	PIMCO California Municipal Income Fund II rose 8.63% on NAV and 5.91 % on market price.

•	PIMCO New York Municipal Income Fund II increased 6.62% on NAV and 6.22% on market price.

U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, rose at an annual rate of 1.3% between April and June 2011 and at 1.8% between July and September 2011. Growth in the final two months of the fiscal period was expected to be similarly modest.

The Federal Reserve (“the Fed”) maintained a cautious stance during the six-month period as they revealed that key interest rates would remain at historic lows “at least through mid-2013.” The Fed also launched a third quantitative easing program, dubbed “Operation Twist,” which entails the selling of $400 billion in short-term U.S. debt and the purchase of a similar amount of longer-term debt. This move was intended to lower mortgage rates, already at the lowest levels in decades, in an attempt to bolster the housing market.

The Fed warned of “significant downside risks to the economic outlook, including strains in global financial markets.” To a certain respect this referred to the deepening sovereign debt crisis in the European Union (“E.U.”). The crisis has raised fears that the “Euro-zone” group of nations may break up. The economic and political implications on the rest of the world, including the United States, are uncertain.

Another downside risk is America’s burgeoning debt crisis. Standard & Poor’s, (“S&P”), was so concerned about the inability of Congress and the White House to solve the nation’s deepening fiscal problems that it downgraded the U.S. government’s long-term credit rating from AAA to AA+. This concern was validated by the subsequent failure of a Congressional “super committee” to agree on $1.2 trillion in spending cuts.

2	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

Ironically, concerns regarding the level of U.S. debt did not hinder its reputation as a safe haven investment. In the wake of S&P’s downgrade, investors bid up prices — the yield on the benchmark 10-year U.S. Treasury bond fell to a historic low of 1.72%. Since municipal bonds tend to correlate closely with comparable Treasury securities, they rallied as well.

In terms of issuance, the supply of new municipal bonds fell by approximately one-third during the six-month period ended November 30, 2011 compared to the same period in 2010.

Outlook

In addition to uncertainties surrounding the European and U.S. debt crisis, the Bush-era tax cuts are scheduled to expire on December 31, 2012. This possibility, combined with ongoing budget struggles at the state and local level, suggests that tax rates are likely to move higher. This bodes well for municipal bonds, which will continue to remain attractive for investors seeking reliable, tax-advantaged income.

For specific information on the Funds and their performance, please review the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Pacific Investment Management Company LLC (“PIMCO”), the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	3

PIMCO Municipal Income Funds II Fund Insights

November 30, 2011 (unaudited)

For the six-months ended November 30, 2011, PIMCO Municipal Income Fund II returned 9.84% on net asset value (“NAV”) and 10.69% on market price.

For the six-months ended November 30, 2011, PIMCO California Municipal Income Fund II returned 8.63% on net asset value (“NAV”) and 5.91% on market price.

For the six-months ended November 30, 2011, PIMCO New York Municipal Income Fund II returned 6.62% on net asset value (“NAV”) and 6.22% on market price.

The municipal bond market produced positive returns during the six-month fiscal period ended November 30, 2011. The overall municipal market, as measured by the Barclays Capital Municipal Bond Index, posted positive returns during five of the six months in the reporting period. Factors supporting the market during the period included: robust investor demand as fear of mass defaults from earlier in the year were somewhat mitigated, as states experienced improving revenue and actively addressed structural budgetary issues; a sharp decline in new issuance of municipal securities; sharply declining interest rates due to several flights to quality.

During the reporting period, all three funds had a preference for revenue bonds versus general obligation bonds which was beneficial for results. California Municipal Income II also benefited from its allocation to general obligation bonds, given their solid results.

The Funds were rewarded for having exposure to tobacco bonds . This higher yielding sector outperformed the benchmark during the six-months ended November 30, 2011.

Exposure to health care was additive to the Funds’ performance as this sector outperformed the benchmarks. Municipal Income II and New York Municipal Income II benefited from exposure to the corporate-backed sector. California Municipal II’s performance was enhanced by exposure to the education sector.

Shorter duration than that of their benchmarks detracted from the performance of each fund, as municipal yields declined during the reporting period. A steepening yield curve bias also adversely effected the Fund’s results, as the municipal curve flattened during the six-month period.

4	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Funds II Performance & Statistics

November 30, 2011 (unaudited)

Municipal II:
Total Return(1):	Market Price	NAV
Six Month	10.69%	9.84%
1 Year	13.66%	10.43%
5 Year	–0.04%	–0.01%
Commencement of Operations (6/28/02) to 11/30/11	3.80%	3.86%

Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 11/30/11

Market Price/NAV:
Market Price	$11.15
NAV	$10.71
Premium to NAV	4.11%
Market Price Yield(2)	7.00%

Moody’s Ratings

(as a % of total investments)

California Municipal II:
Total Return(1):	Market Price	NAV
Six Month	5.91%		8.63%
1 Year	15.70%		9.16%
5 Year	–2.90%	–	4.89%
Commencement of Operations (6/28/02) to 11/30/11	2.28%		0.93%

Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 11/30/11

Market Price/NAV:
Market Price	$9.35
NAV	$7.63
Premium to NAV	22.54%
Market Price Yield(2)	7.52%

Moody’s Ratings

(as a % of total investments)

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	5

PIMCO Municipal Income Funds II Performance & Statistics

November 30, 2011 (unaudited)

New York Municipal II:
Total Return(1):	Market Price	NAV
Six Month	6.22%		6.62%
1 Year	6.03%		6.70%
5 Year	0.13%	–	0.56%
Commencement of Operations (6/28/02) to 11/30/11	3.62%		3.36%

Market Price/NAV Performance:

Commencement of Operations (6/28/02) to 11/30/11

Market Price/NAV:
Market Price	$11.17
NAV	$10.36
Premium to NAV	7.82%
Market Price Yield(2)	7.12%

Moody’s Ratings

(as a % of total investments)

(1) Past Performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of less than one year is not annualized. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in Funds’ dividends.

An investment in the Funds involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly per common share dividend (comprised of net investment income) payable to common shareholders by the market price per common share at November 30, 2011.

6	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited)

Principal Amount (000s)		Value
MUNICIPAL BONDS & NOTES – 98.1%
	Alabama – 1.3%
$10,000	Birmingham-Baptist Medical Centers Special Care Facs. Financing Auth. Rev., Baptist Health Systems, Inc., 5.00%, 11/15/30, Ser. A	$8,907,900
1,235	Montgomery BMC Special Care Facs. Financing Auth. Rev., 5.00%, 11/15/29, Ser. B (NPFGC)	1,149,106
2,000	State Docks Department Rev., 6.00%, 10/1/40	2,117,700
2,650	Tuscaloosa Public Educational Building Auth. Rev., Stillman College Project, 5.00%, 6/1/26, Ser. A	2,172,231

		14,346,937

	Alaska – 0.3%
5,900	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	3,700,598

	Arizona – 9.8%
	Health Facs. Auth. Rev., Banner Health,
3,500	5.00%, 1/1/35, Ser. A	3,519,880
2,860	5.50%, 1/1/38, Ser. D	2,967,307
29,700	Pima Cnty. Industrial Dev. Auth. Rev.,
	5.00%, 9/1/39	29,433,591
	Pinal Cnty. Electric Dist. No. 3 Rev.,
1,750	5.25%, 7/1/36	1,785,560
3,700	5.25%, 7/1/41	3,772,372
	Salt River Project Agricultural Improvement & Power Dist. Rev., Ser. A (j),
41,100	5.00%, 1/1/37	42,488,769
10,000	5.00%, 1/1/39	10,541,100
11,400	Salt Verde Financial Corp. Rev., 5.00%, 12/1/37	10,469,190
1,500	Tuscon Electric Power Co., 5.25%, 10/1/40, Ser. A	1,473,645

		106,451,414

	California – 14.4%
	Bay Area Toll Auth. Rev., San Francisco Bay Area,
6,000	5.00%, 10/1/29	6,377,760
1,430	5.00%, 4/1/34, Ser. F-1	1,485,613
1,565	Foothill-Eastern Transportation Corridor Agcy. Rev., 5.875%, 1/15/26 (IBC-NPFGC)	1,569,132
	Golden State Tobacco Securitization Corp. Rev., Ser. A-1,
8,750	5.00%, 6/1/33	5,975,638
7,000	5.75%, 6/1/47	4,939,830
2,000	Hayward Unified School Dist., GO, 5.00%, 8/1/33	1,986,780
	Health Facs. Financing Auth. Rev.,
1,500	Scripps Health, 5.00%, 11/15/36, Ser. A	1,518,585
	Sutter Health,
6,300	5.00%, 11/15/42, Ser. A (IBC-NPFGC)	6,135,318
3,000	6.00%, 8/15/42, Ser. B	3,266,550

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	7

PIMCO Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
	California (continued)
$1,500	Indian Wells Redev. Agcy., Tax Allocation, Whitewater Project, 4.75%, 9/1/34, Ser. A (AMBAC)	$1,250,955
2,000	Los Angeles Community College Dist., GO, 5.00%, 8/1/32, Ser. A (FGIC-NPFGC)	2,086,860
4,000	Los Angeles Department of Water & Power Rev., 5.00%, 7/1/39, Ser. A-1 (AMBAC)	4,105,400
5,000	Los Angeles Unified School Dist., GO, 5.00%, 7/1/30, Ser. E (AMBAC)	5,196,850
1,365	Lynwood Utility Auth. Rev., 5.00%, 6/1/29, Ser. A (AGC)	1,408,857
2,000	Montebello Unified School Dist., GO, 5.00%, 8/1/33 (AGM)	2,076,660
1,750	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	1,939,052
3,300	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	3,544,002
650	Murrieta Valley Unified School Dist. Public Financing Auth., Special Tax, 4.75%, 9/1/36, Ser. A (AGC)	619,054
3,000	Newport Beach Rev., Hoag Memorial Hospital Presbyterian, 5.875%, 12/1/30	3,290,970
500	Peralta Community College Dist., GO, 5.00%, 8/1/39, Ser. C	507,590
2,000	San Diego Cnty. Water Auth., CP, 5.00%, 5/1/38, Ser. 2008-A (AGM)	2,046,100
3,300	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	3,378,507
2,000	Santa Clara Cnty. Financing Auth. Rev., El Camino Hospital, 5.75%, 2/1/41, Ser. A (AMBAC)	2,059,060
	State, GO,
7,000	5.00%, 12/1/31 (NPFGC)	7,096,320
2,925	5.00%, 11/1/32	2,972,677
1,590	5.00%, 6/1/37	1,594,532
5,200	5.125%, 8/1/36	5,300,932
2,500	5.25%, 3/1/38	2,546,350
5,945	5.25%, 11/1/40	6,076,206
5,750	5.50%, 3/1/40	6,072,862
9,500	6.00%, 4/1/38	10,485,815
2,300	State Univ. Rev., 5.00%, 11/1/30, Ser. A (AMBAC)	2,352,601
	Statewide Communities Dev. Auth. Rev.,
	California Baptist Univ.,
3,390	5.75%, 11/1/17, Ser. B (a)(c)(f)	3,527,764
850	6.50%, 11/1/21	919,598
1,000	Cottage Health, 5.00%, 11/1/40	984,920
	Methodist Hospital Project (FHA),
5,500	6.625%, 8/1/29	6,562,490
19,500	6.75%, 2/1/38	22,490,715
5,690	Sutter Health, 6.00%, 8/15/42, Ser. A	6,195,556
4,725	Torrance Rev., Memorial Medical Center, 5.00%, 9/1/40, Ser. A	4,618,924

		156,563,385

8	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
	Colorado – 1.2%
$5,800	Aurora Rev., Children’s Hospital Assoc., 5.00%, 12/1/40	$5,782,368
1,000	Denver Health & Hospital Auth. Rev., 5.625%, 12/1/40	990,810
2,500	Health Facs. Auth. Rev., Ser. A, 5.00%, 2/1/41	2,477,100
1,000	American Baptist Homes, 5.90%, 8/1/37	836,570
500	Evangelical Lutheran, 6.125%, 6/1/38	504,285
2,000	Housing & Finance Auth. Rev., Evergreen Country Day School, Inc. Project, 5.875%, 6/1/37 (a)(c)	1,314,160
1,430	Public Auth. for Colorado Energy Rev., 6.50%, 11/15/38	1,538,923

		13,444,216

	Connecticut – 0.3%
1,250	Harbor Point Infrastructure Improvement Dist., Tax Allocation, 7.875%, 4/1/39, Ser. A	1,358,125
2,000	State Health & Educational Fac. Auth. Rev., Hartford Healthcare, 5.00%, 7/1/41, Ser. A	1,981,620

		3,339,745

	Florida – 4.2%
1,000	Brevard Cnty. Health Facs. Auth. Rev., Health First, Inc. Project, 7.00%, 4/1/39	1,107,070
600	Broward Cnty. Airport Rev., 5.375%, 10/1/29, Ser. O	631,026
8,500	Broward Cnty. Water & Sewer Rev., 5.25%, 10/1/34, Ser. A (j)	9,107,410
1,000	Clearwater Rev., 5.25%, 12/1/39, Ser. A	1,069,230
340	Dev. Finance Corp. Rev., Renaissance Charter School, 6.50%, 6/15/21, Ser. A	342,149
6,205	Governmental Utility Auth. Rev., Barefoot Bay Utilities System, 5.00%, 10/1/29 (AMBAC)	6,207,792
3,000	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System, 5.625%, 11/15/37, Ser. B	3,131,580
7,135	Jacksonville Health Facs. Auth. Rev., Ascension Health, 5.25%, 11/15/32, Ser. A	7,269,281
3,000	Leesburg Hospital Rev., Leesburg Regional Medical Center Project, 5.50%, 7/1/32	2,934,810
500	Sarasota Cnty. Health Facs. Auth. Rev., 5.75%, 7/1/37	417,800
7,900	State Board of Education, GO, 5.00%, 6/1/38, Ser. D (j)	8,375,343
5,000	Sumter Landing Community Dev. Dist. Rev., 4.75%, 10/1/35, Ser. A (NPFGC)	4,320,500

		44,913,991

	Georgia – 0.4%
1,500	Atlanta Airport Rev., 5.00%, 1/1/40, Ser. A	1,516,830
2,775	Medical Center Hospital Auth. Rev., Spring Harbor Green Island Project, 5.25%, 7/1/37	2,256,713

		3,773,543

	Illinois – 7.6%
10,000	Chicago, GO, 5.00%, 1/1/34, Ser. C (j)	10,029,200
	Chicago, Special Assessment, Lake Shore East,
2,849	6.625%, 12/1/22	2,936,208
6,019	6.75%, 12/1/32	6,195,658
1,250	Chicago Motor Fuel Tax Rev., 5.00%, 1/1/38, Ser. A (AGC)	1,263,650
5,000	Cicero, GO, 5.25%, 12/1/31 (NPFGC)	5,050,650

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	9

PIMCO Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
	Illinois (continued)
	Finance Auth. Rev.,
$2,500	Christian Homes, Inc., 5.75%, 5/15/31, Ser. A	$2,248,825
250	Leafs Hockey Club Project, 6.00%, 3/1/37, Ser. A (e)	62,712
1,000	Memorial Health Systems, 5.50%, 4/1/39	1,010,110
700	OSF Healthcare System, 7.125%, 11/15/37, Ser. A	779,989
2,000	Provena Health, 6.00%, 5/1/28, Ser. A	2,048,880
5,000	Univ. of Chicago, 5.50%, 7/1/37, Ser. B (j)	5,405,550
37,000	Sports Facs. Auth. Rev., 5.50%, 6/15/30 (AMBAC)	38,469,270
	Village of Hillside, Tax Allocation, Mannheim Redev. Project,
4,500	6.55%, 1/1/20	4,270,275
2,900	7.00%, 1/1/28	2,566,094

		82,337,071

	Indiana – 0.4%
1,500	Finance Auth. Rev., Duke Energy Indiana, Inc., 6.00%, 8/1/39, Ser. B	1,630,080
	Vigo Cnty. Hospital Auth. Rev., Union Hospital, Inc.,
990	5.80%, 9/1/47 (a)(c)	839,183
1,900	7.50%, 9/1/22	2,197,331

		4,666,594

	Iowa – 3.9%
	Finance Auth. Rev.,
	Deerfield Retirement Community, Inc., Ser. A,
250	5.50%, 11/15/27	188,890
1,075	5.50%, 11/15/37	739,299
4,500	Edgewater LLC Project, 6.75%, 11/15/42	3,858,660
46,000	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	37,250,340

		42,037,189

	Kansas – 0.1%
500	Dev. Finance Auth. Rev., Adventist Health, 5.75%, 11/15/38	540,650
850	Manhattan Rev., Meadowlark Hills Retirement, 5.00%, 5/15/36, Ser. A	715,861

		1,256,511

	Kentucky – 0.3%
	Economic Dev. Finance Auth. Rev.,
2,500	Catholic Healthcare Partners, 5.25%, 10/1/30	2,509,375
1,000	Owensboro Medical Healthcare Systems, 6.375%, 6/1/40, Ser. A	1,045,610

		3,554,985

	Louisiana – 4.7%
	Local Gov’t Environmental Facs. & Community Dev. Auth. Rev.,
450	Westlake Chemical Corp., 6.50%, 11/1/35, Ser. A-2	469,732

10	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
	Louisiana (continued)
	Woman’s Hospital Foundation, Ser. A,
$750	5.875%, 10/1/40	$757,898
1,000	6.00%, 10/1/44	1,015,630
	Public Facs. Auth. Rev., Ochsner Clinic Foundation Project,
3,300	5.50%, 5/15/47, Ser. B	3,190,143
2,000	6.50%, 5/15/37	2,127,540
43,395	Tobacco Settlement Financing Corp. Rev., 5.875%, 5/15/39, Ser. 2001-B	43,434,056

		50,994,999

	Maryland – 0.9%
	Health & Higher Educational Facs. Auth. Rev.,
1,000	Adventist Healthcare, 5.75%, 1/1/25, Ser. A	1,007,900
1,400	Charlestown Community, 6.25%, 1/1/41	1,470,056
1,010	King Farm Presbyterian Community, 5.30%, 1/1/37, Ser. A	756,167
2,380	Medstar Health, 5.00%, 8/15/41	2,329,354
4,050	Washington Cnty. Hospital, 6.00%, 1/1/43	4,111,438

		9,674,915

	Massachusetts – 0.8%
	Dev. Finance Agcy. Rev.,
	Adventcare Project,
4,610	6.75%, 10/15/37, Ser. A	4,341,928
580	7.625%, 10/15/37	593,961
1,000	Foxborough Regional Charter School,
	7.00%, 7/1/42, Ser. A	1,034,390
2,900	State College Building Auth. Rev., 5.50%, 5/1/39, Ser. A	3,095,837

		9,066,116

	Michigan – 3.1%
1,000	Detroit, GO, 5.25%, 11/1/35	1,019,180
800	Public Educational Facs. Auth. Rev., Bradford Academy, 6.50%, 9/1/37 (a)(c)	542,560
3,000	Royal Oak Hospital Finance Auth. Rev.,
	William Beaumont Hospital, 8.25%, 9/1/39	3,549,750
	State Hospital Finance Auth. Rev.,
5,000	Ascension Health, 5.25%, 11/15/26, Ser. B	5,100,750
	Oakwood Group, Ser. A,
13,500	5.75%, 4/1/32	13,587,480
1,925	6.00%, 4/1/22	1,996,668
11,000	Tobacco Settlement Finance Auth. Rev., 6.00%, 6/1/48, Ser. A	7,756,430

		33,552,818

	Minnesota – 0.6%
150	Duluth Housing & Redev. Auth. Rev., 5.875%, 11/1/40, Ser. A	136,751
1,500	Minneapolis Rev., Providence Project, 5.75%, 10/1/37, Ser. A	1,358,220

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	11

PIMCO Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
	Minnesota (continued)
	North Oaks Rev., Presbyterian Homes North Oaks,
$2,640	6.00%, 10/1/33	$2,651,299
1,530	6.125%, 10/1/39	1,541,368
500	Oronoco Rev., Wedum Shorewood Campus Project, 5.40%, 6/1/41	431,705
400	St. Louis Park Rev., Nicollett Health Services, 5.75%, 7/1/39	410,588

		6,529,931

	Mississippi – 0.1%
605	Dev. Bank Special Obligation Rev., Capital Projects and Equipment Acquisition, 5.00%, 7/1/24, Ser. A-2 (AMBAC)	598,859

	Missouri – 0.1%
750	Lees Summit, Tax Allocation, Summit Fair Project, 5.625%, 10/1/23	757,770

	Nevada – 0.9%
10,000	Clark Cnty., GO, 4.75%, 11/1/35 (FGIC-NPFGC) (j)	9,999,600

	New Hampshire – 0.2%
2,000	Business Finance Auth. Rev., Elliot Hospital, 6.125%, 10/1/39, Ser. A	2,042,740
360	Health & Education Facs. Auth. Rev., Catholic Medical Center, 6.125%, 7/1/32, Ser. A	363,168

		2,405,908

	New Jersey – 4.8%
950	Burlington Cnty. Bridge Commission Rev., The Evergreens Project, 5.625%, 1/1/38	828,010
	Economic Dev. Auth., Special Assessment, Kapkowski Road Landfill Project,
4,000	5.75%, 10/1/21	4,062,600
11,405	5.75%, 4/1/31	11,004,570
	Economic Dev. Auth. Rev.,
525	Arbor Glen, 6.00%, 5/15/28, Ser. A	464,352
2,000	MSU Student Housing Project, 5.875%, 6/1/42	2,042,160
	Health Care Facs. Financing Auth. Rev.,
1,500	AHS Hospital Corp., 6.00%, 7/1/37	1,631,985
1,500	St. Peters Univ. Hospital, 5.75%, 7/1/37	1,397,565
1,830	Trinitas Hospital, 5.25%, 7/1/30, Ser. A	1,698,716
2,000	State Turnpike Auth. Rev., 5.25%, 1/1/40, Ser. E	2,087,460
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
3,300	4.75%, 6/1/34	2,261,523
13,150	5.00%, 6/1/41	9,080,996
15,000	Transportation Trust Fund Auth. Rev., 5.00%, 6/15/42, Ser. B (d)	14,999,700

		51,559,637

	New Mexico – 0.2%
2,000	Farmington Pollution Control Rev., 5.90%, 6/1/40, Ser. D	2,034,680

12	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
	New York – 9.0%
$1,200	Erie Cnty. Industrial Dev. Agcy. Rev.,
	Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	$991,212
14,500	Hudson Yards Infrastructure Corp. Rev., 5.25%, 2/15/47, Ser. A	14,742,150
	Liberty Dev. Corp. Rev.,
1,000	5.125%, 1/15/44	1,002,250
2,500	5.625%, 7/15/47	2,475,150
1,250	6.375%, 7/15/49	1,288,550
	Goldman Sachs Headquarters,
1,505	5.25%, 10/1/35	1,525,408
10,000	5.25%, 10/1/35 (j)	10,135,600
1,100	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	853,600
2,830	New York City Municipal Water Finance Auth. Water & Sewer Rev.,
	5.00%, 6/15/37, Ser. D (j)	2,944,898
	Second Generation Resolutions,
4,000	4.75%, 6/15/35, Ser. DD (j)	4,107,480
2,000	5.00%, 6/15/39, Ser. GG-1	2,094,440
50,000	New York Liberty Dev. Corp. Rev., World Trade Center Project, 5.75%, 11/15/51	52,989,000
1,750	State Dormitory Auth. Rev., The New School, 5.50%, 7/1/40	1,850,310

		97,000,048

	North Carolina – 0.1%
	Medical Care Commission Rev.,
550	Salemtowne, 5.10%, 10/1/30	502,090
1,000	Village at Brookwood, 5.25%, 1/1/32	798,180

		1,300,270

	North Dakota – 0.3%
3,710	Stark Cnty. Healthcare Rev., Benedictine Living Communities, 6.75%, 1/1/33	3,580,632

	Ohio – 2.3%
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
1,865	5.75%, 6/1/34	1,358,783
3,570	5.875%, 6/1/30	2,669,254
500	5.875%, 6/1/47	349,950
	Hamilton Cnty. Rev., Ser. A,
3,180	5.00%, 12/1/29	3,301,603
3,900	5.00%, 12/1/30	4,020,627
	Higher Educational Fac. Commission Rev.,
550	Ashland Univ. Project, 6.25%, 9/1/24	559,185
1,000	Univ. Hospital Health Systems, 6.75%, 1/15/39, Ser. 2009-A	1,057,150
7,500	Lorain Cnty. Hospital Rev., Catholic Healthcare, 5.375%, 10/1/30	7,554,900

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	13

PIMCO Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
	Ohio (continued)
$1,000	Montgomery Cnty. Rev., Miami Valley Hospital, 6.25%, 11/15/39, Ser. A	$1,040,170
3,000	State Rev., Cleveland Clinic Health System, 5.50%, 1/1/39, Ser. B	3,141,030

		25,052,652

	Oregon – 0.2%
1,000	Clackamas Cnty. Hospital Fac. Auth. Rev., Legacy Health System, 5.50%, 7/15/35, Ser. A	1,051,290
1,155	State Department of Administrative Services, CP, 5.25%, 5/1/39, Ser. A	1,215,684

		2,266,974

	Pennsylvania – 5.0%
	Cumberland Cnty. Municipal Auth. Rev., Messiah Village Project, Ser. A,
750	5.625%, 7/1/28	698,348
670	6.00%, 7/1/35	622,986
3,250	Harrisburg Auth. Rev., Harrisburg Univ. of Science, 6.00%, 9/1/36, Ser. B	2,943,948
	Higher Educational Facs. Auth. Rev.,
850	Edinboro Univ. Foundation, 6.00%, 7/1/43	853,910
400	Thomas Jefferson Univ., 5.00%, 3/1/40	411,672
500	Luzerne Cnty. Industrial Dev. Auth. Rev., Pennsylvania American Water Co., 5.50%, 12/1/39	528,090
	Montgomery Cnty. Higher Education & Health Auth. Rev.,
	Abington Memorial Hospital, Ser. A,
5,000	5.125%, 6/1/27	5,014,500
3,750	5.125%, 6/1/32	3,750,787
8,500	Montgomery Cnty. Industrial Dev. Auth. Rev., 5.375%, 8/1/38 (FHA)	8,866,775
17,000	Philadelphia, GO, 5.25%, 12/15/32, Ser. A (AGM)	17,533,290
11,015	Philadelphia Hospitals & Higher Education Facs. Auth. Rev., Temple Univ. Hospital, 6.625%, 11/15/23, Ser. A	11,023,371
500	Philadelphia Water Rev., 5.25%, 1/1/36, Ser. A	518,800
1,000	Westmoreland Cnty. Industrial Dev. Auth. Rev.,
	Excela Health Project, 5.125%, 7/1/30	989,920

		53,756,397

	Puerto Rico – 0.5%
5,000	Sales Tax Financing Corp. Rev., 5.25%, 8/1/41, Ser. C	5,058,600

	Rhode Island – 4.9%
56,200	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	53,348,974

	South Carolina – 1.4%
1,000	Greenwood Cnty. Rev., Self Regional Healthcare, 5.375%, 10/1/39	1,016,190
	Jobs-Economic Dev. Auth. Rev.,
500	Anmed Health, 5.50%, 2/1/38, Ser. B (AGC)	508,530
13,850	Bon Secours Health System, 5.625%, 11/15/30, Ser. B	13,953,875

		15,478,595

14	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
	Tennessee – 0.6%
$1,750	Claiborne Cnty. Industrial Dev. Board Rev., Lincoln Memorial Univ. Project, 6.625%, 10/1/39	$1,854,230
1,000	Johnson City Health & Educational Facs. Board Rev., Mountain States Health Alliance, 6.00%, 7/1/38	1,024,150
500	Sullivan Cnty. Health Educational & Housing Facs. Board Rev., Wellmont Health Systems Project, 5.25%, 9/1/36, Ser. C	468,420
	Tennessee Energy Acquisition Corp. Rev.,
3,000	5.00%, 2/1/23, Ser. C	2,888,040
700	5.25%, 9/1/21, Ser. A	689,983

		6,924,823

	Texas – 11.2%
130	Aubrey Independent School Dist., GO, 5.50%, 2/15/33 (PSF-GTD)	136,657
6,500	Brazos Cnty. Health Facs. Dev. Corp. Rev., 5.375%, 1/1/32	6,501,625
2,500	Dallas Rev., Dallas Civic Center, 5.25%, 8/15/38 (AGC)	2,617,325
	Harris Cnty. Cultural Education Facs. Finance Corp. Rev., Texas Children’s Hospital Project,
3,750	5.25%, 10/1/29	3,997,125
12,700	5.50%, 10/1/39	13,606,526
700	HFDC of Central Texas, Inc. Rev., Village at Gleannloch Farms, 5.50%, 2/15/37, Ser. A	504,448
	North Harris Cnty. Regional Water Auth. Rev.,
10,300	5.25%, 12/15/33	10,849,608
10,300	5.50%, 12/15/38	10,933,656
	North Texas Tollway Auth. Rev.,
5,250	4.75%, 1/1/29 (FGIC-NPFGC)	5,250,525
5,750	5.00%, 1/1/38	5,683,702
1,300	5.50%, 9/1/41, Ser. A	1,404,702
5,000	5.625%, 1/1/33, Ser. B	5,268,650
1,200	5.75%, 1/1/33, Ser. F	1,229,544
2,000	Sabine River Auth. Pollution Control Rev., 5.20%, 5/1/28, Ser. C	419,100
250	San Juan Higher Education Finance Auth. Rev., 6.70%, 8/15/40, Ser. A	258,275
	State, Mobility Fund, GO (j),
10,025	4.75%, 4/1/35, Ser. A	10,271,916
17,500	4.75%, 4/1/36	17,994,375
1,000	State Public Finance Auth. Rev., Charter School Finance Corp., 5.875%, 12/1/36, Ser. A	971,320
3,000	Tarrant Cnty. Cultural Education Facs. Finance Corp. Rev., Baylor Health Care Systems Project, 6.25%, 11/15/29	3,361,290
	Texas Municipal Gas Acquisition & Supply Corp. I Rev.,
450	5.25%, 12/15/25, Ser. A	435,249
15,300	6.25%, 12/15/26, Ser. D	16,046,793
1,920	Texas Private Activity Bond Surface Transportation Corp. Rev., 7.00%, 6/30/40	2,076,442
1,000	Wise Cnty. Rev., Parker Cnty. Junior College Dist., 8.00%, 8/15/34	1,053,550

		120,872,403

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	15

PIMCO Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
	Virginia – 0.2%
$1,000	Fairfax Cnty. Industrial Dev. Auth. Rev., Inova Health Systems, 5.50%, 5/15/35, Ser. A	$1,079,030
2,050	James City Cnty. Economic Dev. Auth. Rev., United Methodist Homes, 5.50%, 7/1/37, Ser. A	1,301,053

		2,380,083

	Washington – 1.5%
	Health Care Facs. Auth. Rev.,
1,300	Multicare Health Systems, 6.00%, 8/15/39, Ser. B (AGC)	1,389,778
1,000	Seattle Cancer Care Alliance, 7.375%, 3/1/38	1,112,500
13,000	Virginia Mason Medical Center, 6.125%, 8/15/37, Ser. A	13,132,080

		15,634,358

	West Virginia – 0.2%
2,000	Hospital Finance Auth. Rev., Highland Hospital, 9.125%, 10/1/41	2,112,080

	Wisconsin – 0.1%
	Health & Educational Facs. Auth. Rev.,
90	Froedert & Community Health, 5.375%, 10/1/30	90,695
1,000	Prohealth Care, Inc., 6.625%, 2/15/39	1,089,530

		1,180,225

	Total Municipal Bonds & Notes (cost-$1,038,220,488)	1,063,508,526

VARIABLE RATE NOTES (h) – 1.9%
	California – 0.5%
5,000	Health Facs. Financing Auth. Rev., 9.44%, 11/15/36, Ser. 3193 (a)(c)(g)	5,140,300

	Florida – 0.2%
1,830	Highlands Cnty. Health Facs. Auth. Rev., Adventist Health System, 5.00%, 11/15/31, Ser. C	1,843,615

	Illinois – 0.5%
6,000	Chicago, GO, 11.64%, 1/1/34, Ser. 3190 (a)(c)(g)	6,043,800

	Texas – 0.5%
5,365	State, GO, 8.93%, 4/1/37, Ser. 3197 (a)(c)(g)	5,689,958

	West Virginia – 0.2%
2,000	Economic Dev. Auth. Rev., Appalachian Power, 5.375%, 12/1/38, Ser. A	2,032,040

	Total Variable Rate Notes (cost-$20,310,620)	20,749,713

	Total Investments (cost-$1,058,531,108) – 100.0%	$1,084,258,239

16	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO California Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited)

Principal Amount (000s)		Value
CALIFORNIA MUNICIPAL BONDS & NOTES – 87.0%
$ 2,000	Alhambra Rev., Atherton Baptist Homes, 7.625%, 1/1/40, Ser. A	$2,084,680
20,000	Bay Area Toll Auth. Rev., San Francisco Bay Area, 5.00%, 4/1/39, Ser. F-1 (j)	20,777,800
1,000	Chula Vista Rev., San Diego Gas & Electric, 5.875%, 2/15/34, Ser. B	1,094,570
300	City & Cnty. of San Francisco, Capital Improvement Projects, CP, 5.25%, 4/1/31, Ser. A	307,116
1,410	Community College Financing Auth. Rev., 5.00%, 8/1/27, Ser. A (AMBAC)	1,413,229
9,360	Coronado Community Dev. Agcy., Tax Allocation, 4.875%, 9/1/35 (AMBAC)	8,801,489
1,110	Corona-Norco Unified School Dist. No. 98-1, Special Tax, 5.10%, 9/1/25 (AMBAC)	1,092,684
	Corona-Norco Unified School Dist. Public Financing Auth., Special Tax, Ser. A,
305	5.65%, 9/1/16	307,696
160	5.75%, 9/1/17	160,938
530	6.00%, 9/1/20	533,175
1,000	6.00%, 9/1/25	1,005,490
4,150	6.10%, 9/1/32	4,155,146
3,000	Dinuba Financing Auth. Rev., Public Works Projects, 5.10%, 8/1/32 (NPFGC)	3,080,430
8,300	El Dorado Irrigation Dist. & El Dorado Water Agcy., CP, 5.75%, 8/1/39, Ser. A (AGC)	8,533,396
1,500	Foothill-Eastern Transportation Corridor Agcy. Rev., 5.875%, 1/15/27 (IBC-NPFGC)	1,503,960
1,440	Fremont Community Facs. Dist. No. 1, Special Tax, Pacific Commons, 5.30%, 9/1/30	1,333,454
	Golden State Tobacco Securitization Corp. Rev.,
13,885	5.00%, 6/1/45 (AMBAC-TCRS)	12,517,744
1,500	5.00%, 6/1/45, Ser. A	1,352,295
6,000	5.00%, 6/1/45, Ser. A (FGIC-TCRS)	5,409,180
8,500	5.125%, 6/1/47, Ser. A-1	5,462,950
22,415	5.75%, 6/1/47, Ser. A-1	15,818,041
	Health Facs. Financing Auth. Rev.,
	Adventist Health System, Ser. A,
500	5.00%, 3/1/33	493,520
250	5.75%, 9/1/39	260,585
3,000	Catholic Healthcare West, 6.00%, 7/1/39, Ser. A	3,185,130
1,200	Children’s Hospital of Los Angeles, 5.25%, 7/1/38 (AGM)	1,184,712
500	Children’s Hospital of Orange Cnty., 6.50%, 11/1/38, Ser. A	539,985
3,700	Stanford Hospital, 5.25%, 11/15/40, Ser. A-2	3,806,745
2,000	Sutter Health, 5.00%, 11/15/42, Ser. A (IBC-NPFGC)	1,947,720
6,130	Imperial Irrigation Dist. Rev., 5.00%, 11/1/41, Ser. B	6,186,764
175	Infrastructure & Economic Dev. Bank Rev., 5.25%, 2/1/38	177,930
1,000	Irvine Unified School Dist., Special Tax, 6.70%, 9/1/35	1,060,900
500	Lancaster Redev. Agcy. Rev., Capital Improvements Projects, 5.90%, 12/1/35	463,790
1,000	Lancaster Redev. Agcy., Tax Allocation, 6.875%, 8/1/39	1,017,400
7,500	Long Beach Bond Finance Auth. Rev., Long Beach Natural Gas, 5.50%, 11/15/37, Ser. A	6,790,875
10,000	Long Beach Unified School Dist., GO, 5.25%, 8/1/33, Ser. A (j)	10,803,100

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	17

PIMCO California Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
$ 4,895	Los Angeles, Equipment & Real Property Project, CP, 5.00%, 2/1/27, Ser. T (NPFGC)	$4,900,482
15,000	Los Angeles Department of Water & Power Rev., 4.75%, 7/1/30, Ser. A-2 (AGM) (j)	15,310,500
11,000	Los Angeles Unified School Dist., GO, 5.00%, 1/1/34, Ser. I	11,363,550
10,000	Manteca Redev. Agcy., Tax Allocation, 5.00%, 10/1/36 (AMBAC)	8,545,000
5,330	Manteca Unified School Dist. No. 89-2, Special Tax, 5.00%, 9/1/29, Ser. C (NPFGC)	5,347,269
4,000	Merced Cnty., Juvenile Justice Correctional Fac., CP, 5.00%, 6/1/32 (AMBAC)	4,019,120
5,000	Metropolitan Water Dist. of Southern California Rev., 5.00%, 7/1/37, Ser. A (j)	5,237,200
4,700	Moreno Valley Unified School Dist. Community Facs. Dist. No. 2004-6, Special Tax, 5.20%, 9/1/36	4,098,165
1,400	M-S-R Energy Auth. Rev., 6.50%, 11/1/39, Ser. B	1,551,242
1,300	Municipal Finance Auth. Rev., Azusa Pacific Univ. Project, 7.75%, 4/1/31, Ser. B	1,396,122
5,000	Oakland Unified School Dist., Alameda Cnty., GO, 6.125%, 8/1/29, Ser. A	5,343,950
4,750	Palomar Pomerado Health, CP, 6.75%, 11/1/39	4,907,985
10,000	Placentia-Yorba Linda Unified School Dist., CP, 5.00%, 10/1/32 (FGIC-NPFGC)	10,051,100
1,500	Pollution Control Financing Auth. Rev., American Water Capital Corp. Project, 5.25%, 8/1/40 (a)(c)	1,456,635
3,000	Riverside, CP, 5.00%, 9/1/33 (AMBAC)	2,764,260
	Riverside Unified School Dist. Community Facs. School Dist. No. 15, Special Tax, Ser. A,
1,000	5.25%, 9/1/30	926,790
1,000	5.25%, 9/1/35	900,960
	Roseville Redev. Agcy., Tax Allocation, Ser. B (NPFGC),
2,230	5.00%, 9/1/27	2,086,321
3,365	5.00%, 9/1/32	3,034,860
	San Diego Public Facs. Financing Auth. Rev.,
11,000	5.00%, 8/1/32 (NPFGC)	11,080,520
4,000	5.25%, 8/1/38, Ser. A	4,220,040
1,000	5.25%, 5/15/39, Ser. A	1,052,140
1,500	Fire & Life Safety Facs. Project, 5.00%, 4/1/32, Ser. B (NPFGC)	1,475,460
2,800	San Diego Regional Building Auth. Rev., Cnty. Operations Center & Annex, 5.375%, 2/1/36, Ser. A	2,965,872
2,800	San Diego Unified School Dist., GO, 4.75%, 7/1/27, Ser. D-2 (AGM)	2,882,152
1,000	San Jose Rev., Convention Center Expansion, 6.50%, 5/1/36	1,053,830
1,300	San Marcos Unified School Dist., GO, 5.00%, 8/1/38, Ser. A	1,330,927
1,260	Santa Cruz Cnty., CP, 5.25%, 8/1/32	1,294,990
1,500	Santa Cruz Cnty. Redev. Agcy., Tax Allocation, Live Oak/Soquel Community, 7.00%, 9/1/36, Ser. A	1,671,075
	State, GO,
2,500	5.00%, 9/1/31	2,559,075
10,000	6.00%, 4/1/38	11,037,700
	State Public Works Board Rev.,
2,000	5.00%, 12/1/29, Ser. D	1,988,260
3,000	5.75%, 10/1/30, Ser. G-1	3,169,800

18	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO California Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
$ 2,000	California State Univ., 6.00%, 11/1/34, Ser. J	$2,122,480
7,915	Regents Univ., 5.00%, 3/1/33, Ser. A	8,105,989
	Statewide Communities Dev. Auth. Rev.,
	Bentley School,
11,180	zero coupon, 7/1/50	319,972
3,760	7.00%, 7/1/40, Ser. A	3,159,378
	Catholic Healthcare West,
1,520	5.50%, 7/1/31, Ser. D	1,563,943
1,520	5.50%, 7/1/31, Ser. E	1,563,943
	Huntington Park Charter School Project, Ser. A,
250	5.15%, 7/1/30	203,668
1,250	5.25%, 7/1/42	957,787
500	International School of the Peninsula Project, 5.00%, 11/1/29	386,895
2,770	Kaiser Permanente, 5.50%, 11/1/32, Ser. A	2,787,811
1,000	Lancer Student Housing Project, 7.50%, 6/1/42	1,047,700
9,700	Los Angeles Jewish Home, 5.50%, 11/15/33 (CA St. Mtg.)	9,765,281
	Methodist Hospital Project (FHA),
2,400	6.625%, 8/1/29	2,863,632
8,800	6.75%, 2/1/38	10,149,656
3,700	St. Joseph Health System, 5.75%, 7/1/47, Ser. A (FGIC)	3,820,213
	Sutter Health, Ser. A,
5,500	5.00%, 11/15/43	5,354,415
5,600	6.00%, 8/15/42	6,097,560
1,365	Windrush School, 5.50%, 7/1/37 (e)	941,850
1,435	Statewide Financing Auth. Tobacco Settlement Rev., 5.625%, 5/1/29, Ser. A	1,322,008
	Tobacco Securitization Agcy. Rev.,
4,500	Alameda Cnty., 6.00%, 6/1/42	3,392,820
1,800	Stanislaus Cnty., 5.875%, 6/1/43, Ser. A	1,328,670
3,100	Torrance Rev., Memorial Medical Center, 5.00%, 9/1/40, Ser. A	3,030,405
1,000	Tustin Unified School Dist., Special Tax, 6.00%, 9/1/40, Ser. 2006-1	985,080
	Univ. of California Rev.,
5,500	4.75%, 5/15/35, Ser. F (AGM) (j)	5,544,000
5,000	4.75%, 5/15/35, Ser. G (FGIC-NPFGC) (j)	5,028,500
5,650	4.75%, 5/15/38, Ser. B	5,658,870
10,000	Ventura Cnty. Community College Dist., GO,
	5.00%, 8/1/27, Ser. A (NPFGC) (j)	10,259,600

	Total California Municipal Bonds & Notes (cost-$355,105,217)	373,450,097

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	19

PIMCO California Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
CALIFORNIA VARIABLE RATE NOTES (a)(c)(h) – 5.8%
$ 6,035	Desert Community College Dist., GO, 9.44%, 8/1/32, Ser. 3016-1 (AGC) (g)	$6,356,907
7,500	JPMorgan Chase Putters/Drivers Trust Rev., 9.463%, 5/15/40, Ser. 3838 (g)	8,193,900
4,000	Los Angeles Community College Dist., GO, 13.84%, 8/1/33, Ser. 3096 (g)	4,538,480
5,000	San Diego Community College Dist., GO, 9.936%, 2/1/17	5,673,450

	Total California Variable Rate Notes (cost-$22,326,577)	24,762,737

OTHER MUNICIPAL BONDS & NOTES – 4.8%
	New Jersey – 0.7%
	Tobacco Settlement Financing Corp. Rev., Ser. 1-A,
1,300	4.75%, 6/1/34	890,903
3,000	5.00%, 6/1/41	2,071,710

		2,962,613

	New York – 0.3%
1,250	Liberty Dev. Corp. Rev., Goldman Sachs Headquarters, 5.25%, 10/1/35	1,266,950

	Ohio – 0.4%
2,250	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	1,574,775

	Puerto Rico – 1.0%
	Sales Tax Financing Corp. Rev.,
1,600	5.00%, 8/1/40, Ser. A (AGM) (j)	1,612,688
2,500	5.25%, 8/1/43, Ser. A-1	2,549,150

		4,161,838

	Rhode Island – 2.4%
11,000	Tobacco Settlement Financing Corp. Rev., 6.25%, 6/1/42, Ser. A	10,441,970

	Total Other Municipal Bonds & Notes (cost-$18,782,818)	20,408,146

SHORT-TERM INVESTMENTS – 2.4%
	California Variable Rate Demand Notes (i) – 2.4%
1,500	Health Facs. Financing Auth. Rev., Adventist Health Systems, 0.06%, 12/1/11, Ser. A	1,500,000
4,000	Pollution Control Financing Auth. Rev., Pacific Gas & Electric, 0.08%, 12/1/11, Ser. F	4,000,000
4,900	Statewide Communities Dev. Auth. Rev. Childrens Hospital, 0.06%, 12/1/11, Ser. B	4,900,000

	Total Short-Term Investments (cost-$10,400,000)	10,400,000

	Total Investments (cost-$406,614,612) – 100.0%	$429,020,980

20	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO New York Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited)

Principal Amount (000s)		Value
NEW YORK MUNICIPAL BONDS & NOTES – 90.4%
$1,000	Chautauqua Cnty. Industrial Dev. Agcy. Rev., Dunkirk Power Project, 5.875%, 4/1/42	$992,200
2,400	Erie Cnty. Industrial Dev. Agcy. Rev., Orchard Park, Inc. Project, 6.00%, 11/15/36, Ser. A	1,982,424
9,000	Hudson Yards Infrastructure Corp. Rev., 5.75%, 2/15/47, Ser. A	9,512,370
	Liberty Dev. Corp. Rev.,
1,400	5.625%, 7/15/47	1,386,084
1,300	6.375%, 7/15/49	1,340,092
	Goldman Sachs Headquarters,
4,120	5.25%, 10/1/35 (j)	4,175,867
3,000	5.25%, 10/1/35	3,040,680
3,500	5.50%, 10/1/37	3,528,665
500	Long Island Power Auth. Rev., 5.00%, 9/1/34, Ser. A (AMBAC)	509,435
	Metropolitan Transportation Auth. Rev.,
1,850	5.00%, 11/15/30, Ser. A (AGM)	1,903,946
2,000	5.00%, 11/15/34, Ser. B	2,112,620
7,300	5.25%, 11/15/31, Ser. E	7,520,095
7,000	5.35%, 7/1/31, Ser. B	7,144,410
5,000	5.50%, 11/15/39, Ser. A	5,338,250
7,000	Monroe Cnty. Industrial Dev. Corp. Rev., Unity Hospital Rochester Project, 5.50%, 8/15/40 (FHA) (j)	7,483,770
2,870	Mortgage Agcy. Rev., 4.75%, 10/1/27, Ser. 128	2,890,607
2,400	Nassau Cnty. Industrial Dev. Agcy. Rev., Amsterdam at Harborside, 6.70%, 1/1/43, Ser. A	1,862,400
4,000	New York City, GO, 5.00%, 3/1/33, Ser. I	4,064,600
1,500	New York City Health & Hospital Corp. Rev., 5.00%, 2/15/30, Ser. A	1,564,410
	New York City Industrial Dev. Agcy. Rev.,
975	Eger Harbor Project, 4.95%, 11/20/32, Ser. A (GNMA)	1,003,606
1,415	Liberty Interactive Corp., 5.00%, 9/1/35	1,336,043
1,500	Queens Baseball Stadium, 6.50%, 1/1/46 (AGC)	1,580,550
1,135	Staten Island Univ. Hospital Project, 6.45%, 7/1/32, Ser. C (Pre-refunded @ $101, 7/1/12) (b)	1,184,509
1,500	United Jewish Appeal Federation Project, 5.00%, 7/1/27, Ser. A	1,552,605
	Yankee Stadium,
750	5.00%, 3/1/31 (FGIC)	755,288
1,900	5.00%, 3/1/36 (NPFGC)	1,876,193
4,900	7.00%, 3/1/49 (AGC)	5,533,031
1,000	New York City Municipal Water Finance Auth. Water & Sewer Rev., 5.25%, 6/15/40, Ser. EE	1,075,170
500	Second Generation Resolutions, 5.00%, 6/15/39, Ser. GG-1	523,610
	New York City Transitional Finance Auth. Rev.,
3,745	5.00%, 11/1/27, Ser. B	3,833,682
2,255	5.00%, 11/1/27, Ser. B (Pre-refunded @ $100, 11/1/12) (b)	2,350,770
5,000	5.25%, 1/15/39, Ser. S-3	5,260,000

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	21

PIMCO New York Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
$6,000	New York Liberty Dev. Corp. Rev., World Trade Center Project, 5.75%, 11/15/51	$6,358,680
1,000	Onondaga Cnty. Rev., Syracuse Univ. Project, 5.00%, 12/1/36	1,064,720
	Port Auth. of New York & New Jersey Rev.,
3,600	5.00%, 4/15/32, Ser. 125 (AGM)	3,673,224
1,400	JFK International Air Terminal, 6.00%, 12/1/36	1,472,422
	State Dormitory Auth. Rev.,
3,000	5.00%, 3/15/38, Ser. A	3,158,580
7,490	5.50%, 5/15/31, Ser. A (AMBAC)	8,495,532
2,600	Catholic Health of Long Island, 5.10%, 7/1/34	2,631,096
1,500	Fordham Univ., 5.50%, 7/1/36, Ser. A	1,605,930
1,320	Long Island Univ., 5.25%, 9/1/28 (Radian)	1,320,607
	Memorial Sloan-Kettering Cancer Center,
2,750	5.00%, 7/1/35, Ser. 1	2,834,810
2,000	5.00%, 7/1/36, Ser. A-1	2,079,360
2,000	Mount Sinai Hospital, 5.00%, 7/1/31, Ser. A	2,034,940
2,100	New York Univ., 5.00%, 7/1/38, Ser. A	2,205,399
1,000	New York Univ. Hospital Center, 5.625%, 7/1/37, Ser. B	1,019,320
600	North Shore-Long Island Jewish Health System,
	5.50%, 5/1/37, Ser. A	629,700
5,000	Rochester General Hospital, 5.00%, 12/1/35 (Radian)	4,823,950
	Teachers College,
4,270	5.00%, 7/1/32 (NPFGC)	4,293,058
3,000	5.50%, 3/1/39	3,162,540
1,000	The New School, 5.50%, 7/1/40	1,057,320
3,000	Yeshiva Univ., 5.125%, 7/1/34 (AMBAC)	3,084,600
5,000	State Environmental Facs. Corp. Rev., 5.125%, 6/15/38, Ser. A	5,329,000
1,000	State Thruway Auth. Rev., 4.75%, 1/1/29, Ser. G (AGM)	1,035,490
6,000	State Urban Dev. Corp. Rev., 5.00%, 3/15/36, Ser. B-1 (j)	6,324,900
	Triborough Bridge & Tunnel Auth. Rev.,
710	5.00%, 1/1/32, Ser. A (FGIC-TCRS)(Pre-refunded @ $100, 1/1/12) (b)	712,457
5,000	5.25%, 11/15/34, Ser. A-2 (j)	5,388,150
150	Troy Rev., Rensselaer Polytechnic Institute, 5.125%, 9/1/40, Ser. A	150,670
1,815	Ulster Cnty. Industrial Dev. Agcy. Rev., 6.00%, 9/15/37, Ser. A	1,317,018
2,000	Warren & Washington Cntys. Industrial Dev. Agcy. Rev., Glens Falls Hospital Project, 5.00%, 12/1/35, Ser. A (AGM)	2,019,940
1,490	Westchester Cnty. Healthcare Corp. Rev., 6.125%, 11/1/37, Ser. C-2	1,571,950
1,000	Yonkers Economic Dev. Corp. Rev., 6.00%, 10/15/30, Ser. A	956,450
600	Yonkers Industrial Dev. Agcy. Rev., Sarah Lawrence College Project, 6.00%, 6/1/41, Ser. A	624,930

	Total New York Municipal Bonds & Notes (cost-$171,888,518)	178,654,725

22	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO New York Municipal Income Fund II Schedule of Investments

November 30, 2011 (unaudited) (continued)

Principal Amount (000s)		Value
OTHER MUNICIPAL BONDS & NOTES – 6.7%
	Florida – 0.6%
$1,000	Clearwater Rev., 5.25%, 12/1/39, Ser. A	$1,069,230

	Louisiana – 0.5%
1,000	East Baton Rouge Sewerage Commission Rev., 5.25%, 2/1/39, Ser. A	1,064,890

	Ohio – 0.5%
1,435	Buckeye Tobacco Settlement Financing Auth. Rev., 5.875%, 6/1/47, Ser. A-2	1,004,356

	Puerto Rico – 4.6%
5,675	Children’s Trust Fund Rev., 5.625%, 5/15/43	4,621,209
	Sales Tax Financing Corp. Rev.,
2,000	5.00%, 8/1/40, Ser. A (AGM) (j)	2,015,860
1,300	5.25%, 8/1/43, Ser. A-1	1,325,558
1,000	5.75%, 8/1/37, Ser. A	1,061,510

		9,024,137

	U. S. Virgin Islands – 0.5%
1,000	Public Finance Auth. Rev., 6.00%, 10/1/39, Ser. A	1,028,150

	Total Other Municipal Bonds & Notes (cost-$13,739,090)	13,190,763

NEW YORK VARIABLE RATE NOTES (a)(c)(g)(h) – 2.8%
5,000	JPMorgan Chase Putters/Drivers Trust Rev.,
	9.41%, 7/1/33, Ser. 3382 (cost-$4,880,512)	5,611,350

SHORT-TERM INVESTMENTS – 0.1%
	U.S. Treasury Obligations (k) – 0.1%
199	U.S. Treasury Bills, 0.025%, 4/5/12 (cost-$198,983)	198,983

	Total Investments (cost-$190,707,103) – 100.0%	$197,655,821

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	23

PIMCO Municipal Income Funds II Notes to Schedule of Investments

November 30, 2011 (unaudited) (continued)

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $23,097,725, $26,219,372, and $5,611,350 representing 2.1%, 6.1% and 2.8% of total investments in Municipal II, California Municipal II, and New York Municipal II, respectively.
(b)	Pre-refunded bonds are collateralized by U.S. Government or other eligible securities which are held in escrow and used to pay principal and interest and retire the bonds at the earliest refunding date (payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate).
(c)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(d)	When-issued. To be settled after November 30, 2011.
(e)	In default.
(f)	Fair-Valued – Security with an aggregate value of $3,527,764, representing 0.3% of total investments in Municipal II. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(g)	Inverse Floater – The interest rate shown bears an inverse relationship to the interest rate on another security or the value of an index. The interest rate disclosed reflects the rate in effect on November 30, 2011.
(h)	Variable Rate Notes – Instruments whose interest rates change on specified dates (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on November 30, 2011.
(i)	Date shown is date of next put.
(j)	Residual Interest Bonds held in Trust – Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which each Fund acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(k)	Rates reflect the effective yields at purchase date.

Glossary:

AGC	-	insured by Assured Guaranty Corp.
AGM	-	insured by Assured Guaranty Municipal Corp.
AMBAC	-	insured by American Municipal Bond Assurance Corp.
CA St. Mtg.	-	insured by California State Mortgage
CP	-	Certificates of Participation
FGIC	-	insured by Financial Guaranty Insurance Co.
FHA	-	insured by Federal Housing Administration
GNMA	-	insured by Government National Mortgage Association
GO	-	General Obligation Bond
GTD	-	Guaranteed
IBC	-	Insurance Bond Certificate
NPFGC	-	insured by National Public Finance Guarantee Corp.
PSF	-	Public School Fund
Radian	-	insured by Radian Guaranty, Inc.
TCRS	-	Temporary Custodian Receipts

24	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11	See accompanying Notes to Financial Statements

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11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	25

PIMCO Municipal Income Funds II Statements of Assets and Liabilities

November 30, 2011 (unaudited)

	Municipal II	California Municipal II	New York Municipal II

Assets:
Investments, at value (cost-$1,058,531,108, $406,614,612 $190,707,103, respectively)	$1,084,258,239	$429,020,980	$197,655,821
Cash	3,626,624	12,067,314	2,922,425
Interest receivable	18,519,108	9,167,951	3,540,902
Receivable for investments sold	6,705,190	–	2,915,808
Prepaid expenses and other assets	56,145	57,270	24,341
Deposits with brokers	–	–	231,000
Total Assets	1,113,165,306	450,313,515	207,290,297

Liabilities:
Payable for floating rate notes issued	77,979,473	41,020,833	13,851,894
Payable for investments purchased	14,883,450	–	–
Dividends payable to common and preferred shareholders	3,941,349	1,968,508	721,241
Interest payable	721,209	2,248,319	987,811
Investment management fees payable	498,727	198,454	94,342
Accrued expenses and other liabilities	335,369	1,878,923	251,045
Total Liabilities	98,359,577	47,315,037	15,906,333
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 14,680, 6,520 and 3,160 shares issued and outstanding, respectively)	367,000,000	163,000,000	79,000,000
Net Assets Applicable to Common Shareholders	$647,805,729	$239,998,478	$112,383,964

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$605	$314	$109
Paid-in-capital in excess of par	854,907,979	432,827,598	152,902,915
Undistributed (dividends in excess of) net investment income	18,700,999	(2,614,761)	2,147,284
Accumulated net realized loss	(251,527,206)	(212,775,552)	(49,634,005)
Net unrealized appreciation of investments	25,723,352	22,560,879	6,967,661
Net Assets Applicable to Common Shareholders	$647,805,729	$239,998,478	$112,383,964
Common Shares Issued and Outstanding	60,510,483	31,438,080	10,852,987
Net Asset Value Per Common Share	$10.71	$7.63	$10.36

26	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11	See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Statements of Operations

Six Months ended November 30, 2011 (unaudited)

	Municipal II	California Municipal II	New York Municipal II

Investment Income:
Interest	$31,157,999	$13,025,176	$5,400,714

Expenses:
Investment management fees	3,258,710	1,304,706	619,492
Interest expense	314,730	188,454	55,549
Auction agent fees and commissions	288,238	134,644	64,523
Custodian and accounting agent fees	81,499	60,617	34,969
Trustees’ fees and expenses	50,049	16,596	9,374
Legal fees	46,802	10,394	3,644
Shareholder communications	35,250	23,535	17,354
New York Stock Exchange listing fees	28,112	14,606	12,331
Audit and tax services	18,803	24,519	15,101
Transfer agent fees	14,426	14,644	16,314
Insurance expense	11,673	4,682	2,371
Miscellaneous	7,119	6,141	5,852
Total Expenses	4,155,411	1,803,538	856,874
Less: investment management fees waived	(210,253)	(84,102)	(39,909)
custody credits earned on cash balances	(652)	(317)	(190)
Net Expenses	3,944,506	1,719,119	816,775

Net Investment Income	27,213,493	11,306,057	4,583,939

Realized and Change In Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,238,261	4,500,370	(49,418)
Futures contracts	562,943	224,084	109,309
Swaps	(18,499,218)	(11,575,764)	(3,804,241)
Net change in unrealized appreciation/depreciation of:
Investments	40,863,125	11,096,036	5,194,737
Swaps	6,850,035	4,176,010	1,153,882
Net realized and change in unrealized gain on investments, futures contracts and swaps	32,015,146	8,420,736	2,604,269
Net Increase in Net Assets Resulting from Investment Operations	59,228,639	19,726,793	7,188,208
Dividends on Preferred Shares from Net Investment Income	(402,733)	(178,871)	(87,077)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$58,825,906	$19,547,922	$7,101,131

See accompanying Notes to Financial Statements	11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	27

PIMCO Municipal Income Funds II Statements of Changes in Net Assets

 Applicable to Common Shareholders

	Municipal II
	Six Months ended November 30, 2011 (unaudited)	Year ended May 31, 2011
Investment Operations:
Net investment income	$27,213,493	$54,597,730
Net realized gain (loss) on investments, futures contracts and swaps	(15,698,014)	7,846,166
Net change in unrealized appreciation/depreciation of investments and swaps	47,713,160	(52,677,814)
Net increase in net assets resulting from investment operations	59,228,639	9,766,082
Dividends on Preferred Shares from Net Investment Income	(402,733)	(1,520,460)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	58,825,906	8,245,622
Dividends to Common Shareholders from Net Investment Income	(23,572,608)	(46,931,445)

Common Share Transactions:
Reinvestment of dividends	1,752,913	3,896,483
Total increase (decrease) in net assets applicable to common shareholders	37,006,211	(34,789,340)

Net Assets Applicable to Common Shareholders:
Beginning of period	610,799,518	645,588,858
End of period (including undistributed (dividends in excess of) net investment income of $18,700,999 and $15,462,847; $(2,614,761) and $(1,965,053); $2,147,284 and $1,959,285; respectively)	$647,805,729	$610,799,518

Common Shares Issued in Reinvestment of Dividends	167,301	373,938

28	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11	See accompanying Notes to Financial Statements

PIMCO Municipal Income Funds II Statements of Changes in Net Assets

 Applicable to Common Shareholders (continued)

California Municipal II		New York Municipal II
Six Months ended November 30, 2011 (unaudited)	Year ended May 31, 2011	Six Months ended November 30, 2011 (unaudited)	Year ended May 31, 2011

$11,306,057	$23,136,186	$4,583,939	$9,489,719
(6,851,310)	62,159	(3,744,350)	(1,115,356)
15,272,046	(21,991,348)	6,348,619	(8,091,130)
19,726,793	1,206,997	7,188,208	283,233
(178,871)	(689,435)	(87,077)	(329,688)

19,547,922	517,562	7,101,131	(46,455)
(11,776,894)	(23,452,319)	(4,308,863)	(8,576,979)

741,629	1,604,973	335,419	718,710
8,512,657	(21,329,784)	3,127,687	(7,904,724)

231,485,821	252,815,605	109,256,277	117,161,001

$239,998,478	$231,485,821	$112,383,964	$109,256,277

84,255	183,513	32,053	67,458

See accompanying Notes to Financial Statements	11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	29

PIMCO Municipal Income Funds II Notes to Financial Statements

November 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies

PIMCO Municipal Income Fund II (“Municipal II”), PIMCO California Municipal Income Fund II (“California Municipal II”) and PIMCO New York Municipal Income Fund II (“New York Municipal II”), each a “Fund” and collectively referred to as the “Funds” or “PIMCO Municipal Income Funds II”, were organized as Massachusetts business trusts on March 29, 2002. Prior to commencing operations on June 28, 2002, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Investment Manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Global”). Allianz Global is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has an unlimited amount of $0.00001 par value per share of common shares authorized.

Under normal market conditions, Municipal II invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. Under normal market conditions, California Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California state income taxes. Under normal market conditions, New York Municipal II invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. There is no guarantee that the Funds will meet their stated objectives. The Funds will generally seek to avoid investing in bonds generating interest income which could potentially subject individuals to alternative minimum tax. The issuers’ abilities to meet their obligations may be affected by economic and political developments in a specific state or region.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively during interim or annual periods beginning on or after December 15, 2011. The Funds’ management is evaluating the implications of this change.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures established by the Board of Trustees, or persons acting at their discretion pursuant to procedures established by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Funds’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities purchased on a when-issued basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

30	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Funds II Notes to Financial Statements

November 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the six months ended November 30, 2011 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair valuing securities, the Funds utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities is not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Municipal Bonds & Notes and Variable Rate Notes — Municipal bonds and notes and variable rate notes are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds and notes and variable rate notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	31

PIMCO Municipal Income Funds II Notes to Financial Statements

November 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

A summary of the inputs used at November 30, 2011 in valuing each Fund’s assets and liabilities is listed below (Refer to Schedules of Investments for detailed information on Investments in Securities and Other Financial Instruments):

Municipal II:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 11/30/11
Investments in Securities – Assets
Municipal Bonds & Notes:
California	—	$153,035,621	$3,527,764	$156,563,385
All Other	—	906,945,141	—	906,945,141
Variable Rate Notes	—	20,749,713	—	20,749,713

Total Investments	—	$1,080,730,475	$3,527,764	$1,084,258,239

California Municipal II:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 11/30/11
Investments in Securities – Assets
California Municipal Bonds & Notes	—	$373,450,097	—	$373,450,097
California Variable Rate Notes	—	24,762,737	—	24,762,737
Other Municipal Bonds & Notes	—	20,408,146	—	20,408,146
Short-Term Investments	—	10,400,000	—	10,400,000

Total Investments	—	$429,020,980	—	$429,020,980

New York Municipal II:
	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 11/30/11
Investments in Securities – Assets
New York Municipal Bonds & Notes	—	$178,654,725	—	$178,654,725
Other Municipal Bonds & Notes	—	13,190,763	—	13,190,763
New York Variable Rate Notes	—	5,611,350	—	5,611,350
Short-Term Investments	—	198,983	—	198,983

Total Investments	—	$197,655,821	—	$197,655,821

There were no significant transfers between Levels 1 and 2 during the six months ended November 30, 2011.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended November 30, 2011, was as follows (not applicable for California Municipal II and New York Municipal II):

Municipal II:
	Beginning Balance 5/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 11/30/11
Investments in Securities – Assets
Municipal Bonds & Notes:
California	—	$3,700,000	$(310,000)	—	—	$137,764	—	—	$3,527,764

Total Investments	—	$3,700,000	$(310,000)	—	—	$137,764	—	—	$3,527,764

32	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Funds II Notes to Financial Statements

November 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

The net change in unrealized appreciation/depreciation of Level 3 investments which Municipal II held at November 30, 2011 was $137,764. Net change in unrealized appreciation/depreciation is reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Securities purchased and sold on a when-issued basis may be settled a month or more after the trade date. Realized gains and losses on investments are determined on an identified cost basis. Interest income adjusted for the accretion of discounts and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income over the lives of the respective securities.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at November 30, 2011. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Reverse Repurchase Agreements

In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agree to repurchase the securities at a mutually agreed upon date and price. Generally, the effect of such a transaction is that the Funds can recover and reinvest all or most of the cash invested in portfolio securities involved during the term of the reverse repurchase agreement and still be entitled to the returns associated with those portfolio securities. Such transactions are advantageous if the interest cost to the Funds of the reverse repurchase transaction is less than the returns they obtain on investments purchased with the cash. To the extent the Funds do not cover their positions in reverse repurchase agreements (by segregating liquid assets at least equal in amount to the forward purchase commitment), the Funds’ uncovered obligations under the agreements will be subject to the Funds’ limitations on borrowings. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreements may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Funds’ use of the proceeds of the agreement may be restricted pending determination by the other party, or their trustee or receiver, whether to enforce the Funds’ obligation to repurchase the securities. There were no reverse repurchase agreements open as of November 30, 2011.

(g) Inverse Floating Rate Transactions — Residual Interest Municipal Bonds (“RIBs”)/Residual Interest Tax Exempt Bonds (“RITEs”)

The Funds invest in RIBs and RITEs (“Inverse Floaters”), whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. In inverse floating rate transactions, the Funds sell a fixed rate municipal bond (“Fixed Rate Bond”) to a broker who places the Fixed Rate Bond in a special purpose trust (“Trust”) from which floating rate bonds (“Floating Rate Notes”) and Inverse Floaters are issued. The Funds simultaneously, or within a short period of time, purchase the Inverse Floaters from the broker. The Inverse Floaters held by the Funds provide the

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	33

PIMCO Municipal Income Funds II Notes to Financial Statements

November 30, 2011 (unaudited)

1. Organization and Significant Accounting Policies (continued)

Funds with the right to: (1) cause the holders of the Floating Rate Notes to tender their notes at par, and (2) cause the broker to transfer the Fixed-Rate Bond held by the Trust to the Funds, thereby collapsing the Trust. The Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Schedules of Investments, and account for the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in the Funds’ Statements of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date.

The Funds may also invest in Inverse Floaters without transferring a fixed rate municipal bond into a special purpose trust, which are not accounted for as secured borrowings. The Funds may also invest in Inverse Floaters for the purpose of increasing leverage.

The Inverse Floaters are created by dividing the income stream provided by the underlying bonds to create two securities, one short-term and one long-term. The interest rate on the short-term component is reset by an index or auction process typically every 7 to 35 days. After income is paid on the short-term securities at current rates, the residual income from the underlying bond(s) goes to the long-term securities. Therefore, rising short-term rates result in lower income for the long-term component and vice versa. The longer-term bonds may be more volatile and less liquid than other municipal bonds of comparable maturity. Investments in Inverse Floaters typically will involve greater risk than in an investment in fixed rate bonds.

The Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes. Inverse Floaters held by the Funds are exempt from registration under Rule 144A of the Securities Act of 1933.

In addition to general market risks, the Funds’ investments in Inverse Floaters may involve greater risk and volatility than an investment in a fixed rate bond, and the value of Inverse Floaters may decrease significantly when market interest rates increase. Inverse Floaters have varying degrees of liquidity, and the market for these securities may be volatile. These securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Although volatile, Inverse Floaters typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality, coupon, call provisions and maturity. Trusts in which Inverse Floaters may be held could be terminated due to market, credit or other events beyond the Funds’ control, which could require the Funds to reduce leverage and dispose of portfolio investments at inopportune times and prices.

(h) When-Issued/Delayed-Delivery Transactions

When-issued or delayed-delivery transactions involve a commitment to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Funds will set aside and maintain until the settlement date in a designated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations; consequently, such fluctuations are taken into account when determining the net asset value. The Funds may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a realized gain or loss. When a security is sold on a delayed-delivery basis, the Funds do not participate in future gains and losses with respect to the security.

(i) Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

(j) Custody Credits on Cash Balances

The Funds benefit from an expense offset arrangement with their custodian bank, whereby uninvested cash balances earn credits that reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income-producing securities, they would have generated income for the Funds. Cash overdraft charges, if any, are included in custodian and accounting agent fees.

34	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Funds II Notes to Financial Statements

November 30, 2011 (unaudited)

(k) Interest Expense

Interest expense primarily relates to the Funds’ participation in floating rate notes held by third parties in conjunction with Inverse Floater transactions.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds are also exposed to other risks such as, but not limited to, interest rate, and credit risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When the Funds hold variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ Sub-Adviser, Pacific Investment Management Company LLC (the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Leverage will cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds are party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	35

PIMCO Municipal Income Funds II Notes to Financial Statements

November 30, 2011 (unaudited)

2. Principal Risks (continued)

contracts entered into by the Funds and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Funds.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges”, and those that do not qualify for such accounting. Although the Funds sometimes use derivatives for hedging purposes, the Funds reflect derivatives at fair value and recognize changes in fair value through the Funds’ Statements of Operations, and such derivatives do not qualify for hedge accounting treatment.

(a) Swap Agreements

Swap agreements are bilaterally negotiated agreements between the Funds and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“Centrally cleared swaps”). The Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements in order to manage their exposure to credit, currency and interest rate risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

OTC swap payments received or made at the beginning of the measurement period are reflected as such on the Funds’ Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments if any, are recorded as realized gains or losses on the Funds’ Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Funds’ Statements of Operations. Net periodic payments received or paid by the Funds if any, are included as part of realized gains or losses on the Funds’ Statements of Operations. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation/depreciation on the Funds’ Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on centrally cleared swaps on the Funds’ Statements of Assets and Liabilities.

Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Funds’ Statements of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by the Funds with a counterparty of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments, with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior

36	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Funds II Notes to Financial Statements

November 30, 2011 (unaudited)

3. Financial Derivative Instruments (continued)

to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

The following is a summary of the fair valuation of the Funds’ derivatives categorized by risk exposure.

The effect of derivatives on the Statements of Operations for the six months ended November 30, 2011:

Municipal II:
Location	Interest Rate Contracts
Net realized gain (loss) on:
Futures contracts	$562,943
Swaps	(18,499,218)

Total net realized gain (loss)	$(17,936,275)

Net change in unrealized appreciation/depreciation of:
Swaps	$6,850,035

California Municipal II:
Location	Interest Rate Contracts
Net realized gain (loss) on:
Futures contracts	$224,084
Swaps	(11,575,764)

Total net realized gain (loss)	$(11,351,680)

Net change in unrealized appreciation/depreciation of:
Swaps	$4,176,010

New York Municipal II:
Location	Interest Rate Contracts
Net realized gain (loss) on:
Futures contracts	$109,309
Swaps	(3,804,241)

Total net realized gain (loss)	$(3,694,932)

Net change in unrealized appreciation/depreciation of:
Swaps	$1,153,882

During the six months ended November 30, 2011 the average volume (measured at each fiscal quarter end) of derivative activity was:

Interest Rate Swap Agreements(1)
Municipal II	$39,400
California Municipal II	26,633
New York Municipal II	8,100

(1)	Notional amount (in thousands)

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	37

PIMCO Municipal Income Funds II Notes to Financial Statements

November 30, 2011 (unaudited)

4. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 0.65% of each Fund’s average daily net assets, inclusive of daily net assets attributable to any Preferred Shares outstanding.

The Investment Manager has voluntarily agreed to waive a portion of its fees for each Fund at the annual rate of 0.05% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that may be outstanding, for the period July 1, 2011 through June 30, 2012. For the six months ended November 30, 2011, each Fund paid investment management fees at an effective rate of 0.60% of each Fund’s average daily net assets, inclusive of net assets attributable to any Preferred Shares that were outstanding.

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

5. Investments in Securities

Purchases and sales of investments, other than short-term securities and U.S. government obligations, for the six months ended November 30, 2011:

	Municipal II	California Municipal II	New York Municipal II
Purchases	$161,085,765	$36,584,128	$25,986,227
Sales	155,521,084	48,776,892	34,050,243

(a) Floating rate notes:

The weighted average daily balance of floating rate notes outstanding during the six months ended November 30, 2011 for Municipal II, California Municipal II and New York Municipal II was $77,979,473, $40,220,833 and $13,851,894 at a weighted average interest rate, including fees, of 0.40%, 0.46% and 0.40%, respectively.

6. Income Tax Information

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

The cost basis of investments for federal income tax purposes and gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2011 were:

	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Municipal II	$978,992,892	$53,181,997	$26,087,445	$27,094,552
California Municipal II	364,379,991	28,470,251	6,614,480	21,855,771
New York Municipal II	176,640,052	9,781,788	2,826,216	6,955,572

Differences between book and tax cost were attributable to inverse floater transactions.

38	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Funds II Notes to Financial Statements

November 30, 2011 (unaudited)

7. Auction-Rate Preferred Shares

Municipal II has 2,936 shares of Preferred Shares Series A, 2,936 shares of Preferred Shares Series B, 2,936 shares of Preferred Shares Series C, 2,936 shares of Preferred Shares Series D and 2,936 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

California Municipal II has 1,304 shares of Preferred Shares Series A, 1,304 shares of Preferred Shares Series B, 1,304 shares of Preferred Shares Series C, 1,304 shares of Preferred Shares Series D and 1,304 shares of Preferred Shares Series E outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

New York Municipal II has 1,580 shares of Preferred Shares Series A and 1,580 shares of Preferred Shares Series B outstanding, each with a liquidation preference value of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default provisions in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the six months ended November 30, 2011, the annualized dividend rates for each Fund ranged from:

	High	Low	At November 30, 2011
Municipal II:
Series A	0.305%	0.107%	0.213%
Series B	0.305%	0.107%	0.198%
Series C	0.305%	0.110%	0.229%
Series D	0.305%	0.107%	0.229%
Series E	0.305%	0.107%	0.229%

California Municipal II:
Series A	0.305%	0.107%	0.213%
Series B	0.305%	0.107%	0.198%
Series C	0.305%	0.110%	0.229%
Series D	0.305%	0.107%	0.229%
Series E	0.305%	0.107%	0.229%

New York Municipal II:
Series A	0.305%	0.110%	0.229%
Series B	0.305%	0.107%	0.229%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference value plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and the ARPS holders have continued to receive dividends at the defined “maximum rate” equal to the higher of the 30-day “AA” Composite Commercial Paper Rate multiplied by 110% or the Taxable Equivalent

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	39

PIMCO Municipal Income Funds II Notes to Financial Statements

November 30, 2011 (unaudited)

7. Auction-Rate Preferred Shares (continued)

of the Short-Term Municipal Obligations Rate-defined as 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index divided by (B) 1.00 minus the Marginal Tax Rate (expressed as a decimal) multiplied by 110% (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

See Note 8. Legal Proceedings, for a discussion of shareholder demand letters received by Municipal II and certain other closed-end funds managed by the Investment Manager.

8. Legal Proceedings

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including Municipal II and certain other funds sub-advised by the Sub-Adviser, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters allege that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demand that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation in August 2010, the independent trustees of Municipal II rejected the demands made in the demand letters.

The Investment Manager and the Sub-Adviser believe that this matter is not likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory activities relating to the Funds.

9. Subsequent Events

On December 1, 2011, the following dividends were declared to common shareholders payable January 3, 2012 to shareholders of record on December 12, 2011:

Municipal II	$0.065 per common share
California Municipal II	$0.0625 per common share
New York Municipal II	$0.06625 per common share

Paul Belica retired from the Funds’ Board of Trustees on December 31, 2011.

Effective December 31, 2011, Allianz Global Investors of America L.P. changed its name to Allianz Asset Management of America L.P.

On January 3, 2012, the following dividends were declared to common shareholders payable February 1, 2012 to shareholders of record on January 13, 2012:

Municipal II	$0.065 per common share
California Municipal II	$0.0625 per common share
New York Municipal II	$0.06625 per common share

40	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Fund II Financial Highlights

For a common share outstanding throughout each period:

	Six Months ended November 30, 2011 (unaudited)		Year ended May 31,
			2011	2010		2009		2008		2007
Net asset value, beginning of period	$10.12		$10.77	$8.97		$13.86		$15.05		$14.71

Investment Operations:
Net investment income	0.45		0.91	0.88		1.02		1.13		1.13
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	0.54		(0.75)	1.73		(4.94)		(1.24)		0.33
Total from investment operations	0.99		0.16	2.61		(3.92)		(0.11)		1.46

Dividends on Preferred Shares from Net Investment Income	(0.01)		(0.03)	(0.03)		(0.19)		(0.30)		(0.30)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.98		0.13	2.58		(4.11)		(0.41)		1.16

Dividends to Common Shareholders from Net Investment Income	(0.39)		(0.78)	(0.78)		(0.78)		(0.78)		(0.82)
Net asset value, end of period	$10.71		$10.12	$10.77		$8.97		$13.86		$15.05
Market price, end of period	$11.15		$10.45	$11.12		$9.56		$14.14		$15.42
Total Investment Return (1)	10.69%		1.30%	25.49%		(26.46)%		(3.09)%		12.64%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000s)	$647,806		$610,800	$645,589		$534,046		$819,740		$886,815
Ratio of expenses to average net assets including interest expense (2)(3)(4)	1.24	%*(5)	1.37%	1.38	%(5)	1.73	%(5)	1.68	%(5)	1.50	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.14	%*(5)	1.24%	1.24	%(5)	1.35	%(5)	1.19	%(5)	1.01	%(5)
Ratio of net investment income to average net assets (2)	8.56	%*(5)	8.80%	8.77	%(5)	10.23	%(5)	7.90	%(5)	7.45	%(5)
Preferred shares asset coverage per share	$69,127		$66,606	$68,974		$61,376		$65,570		$68,889
Portfolio turnover	15%		21%	6%		42%		21%		4%

*	Annualized.
(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(j) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the periods indicated above, the Investment Manager waived a portion of its fee. The effect of such waivers relative to the average net assets of common shareholders was 0.07% (annualized), 0.004%, 0.10%, 0.17% and 0.24% for the six months ended November 30, 2011 and the years ended May 31, 2010, May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

See accompanying Notes to Financial Statements	11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	41

PIMCO California Municipal Income Fund II Financial Highlights

For a common share outstanding throughout each period:

	Six Months ended November 30, 2011 (unaudited)		Year ended May 31,
			2011	2010		2009		2008		2007
Net asset value, beginning of period	$7.38		$8.11	$7.48		$13.34		$14.89		$14.58

Investment Operations:
Net investment income	0.37		0.74	0.76		0.85		1.06		1.08
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	0.27		(0.70)	0.67		(5.69)		(1.49)		0.34
Total from investment operations	0.64		0.04	1.43		(4.84)		(0.43)		1.42

Dividends on Preferred Shares from Net Investment Income	(0.01)		(0.02)	(0.03)		(0.18)		(0.28)		(0.27)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.63		0.02	1.40		(5.02)		(0.71)		1.15

Dividends to Common Shareholders from Net Investment Income	(0.38)		(0.75)	(0.77)		(0.80)		(0.84)		(0.84)
Return of capital	–		–	–		(0.04)		–		–
Net asset value, end of period	$7.63		$7.38	$8.11		$7.48		$13.34		$14.89
Market price, end of period	$9.35		$9.21	$9.33		$8.78		$14.25		$15.96
Total Investment Return (1)	5.91%		7.53%	16.44%		(32.26)%		(5.17)%		15.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000s)	$239,998		$231,486	$252,816		$231,415		$409,769		$455,284
Ratio of expenses to average net assets including interest expense (2)(3)(4)	1.44	%*(5)	1.55%	1.56	%(5)	3.15	%(5)	3.23	%(5)	2.89	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.28	%*(5)	1.37%	1.33	%(5)	1.43	%(5)	1.18	%(5)	1.01	%(5)
Ratio of net investment income to average net assets (2)	9.48	%*(5)	9.73%	9.78	%(5)	9.31	%(5)	7.65	%(5)	7.28	%(5)
Preferred shares asset coverage per share	$61,809		$60,503	$63,773		$60,490		$64,390		$68,765
Portfolio turnover	9%		15%	9%		62%		6%		3%

*	Annualized.
(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Income dividends, capital gain and return of capital distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(j) in Notes to Financial Statements).
(4)	Interest expense relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the periods indicated above, the Investment Manager waived a portion of its fee. The effect of such waivers relative to the average net assets of common shareholders was 0.08% (annualized), 0.004%, 0.10%, 0.17% and 0.24% for the six months ended November 30, 2011 and the years ended May 31, 2010, May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

42	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11	See accompanying Notes to Financial Statements

PIMCO New York Municipal Income Fund II Financial Highlights

For a common share outstanding throughout each period:

	Six Months ended November 30, 2011 (unaudited)		Year ended May 31,
			2011	2010		2009		2008		2007
Net asset value, beginning of period	$10.10		$10.90	$9.56		$13.67		$14.79		$14.66

Investment Operations:
Net investment income	0.43		0.88	0.98		1.00		1.07		1.10
Net realized and change in unrealized gain (loss) on investments, futures contracts, options written and swaps	0.24		(0.85)	1.19		(4.13)		(1.11)		0.11
Total from investment operations	0.67		0.03	2.17		(3.13)		(0.04)		1.21

Dividends on Preferred Shares from Net Investment Income	(0.01)		(0.03)	(0.03)		(0.19)		(0.29)		(0.28)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.66		0.00	2.14		(3.32)		(0.33)		0.93

Dividends to Common Shareholders from Net Investment Income	(0.40)		(0.80)	(0.80)		(0.79)		(0.79)		(0.80)
Net asset value, end of period	$10.36		$10.10	$10.90		$9.56		$13.67		$14.79
Market price, end of period	$11.17		$10.92	$11.42		$10.26		$14.42		$15.49
Total Investment Return (1)	6.22%		3.03%	19.92%		(22.95)%		(1.46)%		15.51%

RATIOS/SUPPLEMENTAL DATA:
Net assets applicable to common shareholders, end of period (000s)	$112,384		$109,256	$117,161		$102,126		$145,100		$156,218
Ratio of expenses to average net assets including interest expense (2)(3)(4)	1.46	%*(5)	1.55%	1.53	%(5)	1.88	%(5)	2.07	%(5)	2.13	%(5)
Ratio of expenses to average net assets, excluding interest expense (2)(3)	1.36	%*(5)	1.44%	1.43	%(5)	1.51	%(5)	1.25	%(5)	1.14	%(5)
Ratio of net investment income to average net assets (2)	8.21	%*(5)	8.46%	9.51	%(5)	9.63	%(5)	7.69	%(5)	7.33	%(5)
Preferred shares asset coverage per share	$60,564		$59,574	$62,073		$57,316		$65,294		$68,386
Portfolio turnover	14%		7%	5%		33%		9%		3%

*	Annualized.
(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Income dividends and capital gain distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank (See note 1(j) in Notes to Financial Statements).
(4)	Interest expense primarily relates to the liability for floating rate notes issued in connection with Inverse Floater transactions and/or participation in reverse repurchase agreement transactions.
(5)	During the periods indicated above, the Investment Manager waived a portion of its fee. The effect of such waivers relative to the average net assets of common shareholders was 0.08% (annualized), 0.004%, 0.10%, 0.17% and 0.24% for the six months ended November 30, 2011 and the years ended May 31, 2010, May 31, 2009, May 31, 2008 and May 31, 2007, respectively.

See accompanying Notes to Financial Statements	11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	43

PIMCO Municipal Income Funds II

Annual Shareholder Meeting Results/Portfolio Manager Change/Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Funds held their annual meeting of shareholders on December 19, 2011. Common/Preferred shareholders voted as indicated below:

	Affirmative	Withheld Authority
Municipal II
Election of Bradford K. Gallagher — Class III to serve until 2014	54,418,572	2,224,053
Election of Deborah A. Zoullas — Class II to serve until 2013	54,448,340	2,194,285
Re-election of John C. Maney† — Class III to serve until 2014	54,764,443	1,878,182

California Municipal II
Election of Bradford K. Gallagher — Class III to serve until 2014	27,033,508	1,219,391
Election of Deborah A. Zoullas — Class II to serve until 2013	26,811,076	1,441,823
Re-election of John C. Maney† — Class III to serve until 2014	26,981,482	1,271,417

New York Municipal II
Election of Bradford K. Gallagher — Class III to serve until 2014	9,349,975	331,722
Election of Deborah A. Zoullas — Class II to serve until 2013	9,395,268	286,429
Re-election of John C. Maney† — Class III to serve until 2014	9,363,705	317,992

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Paul Belica, Hans W. Kertess*, James A. Jacobson*, William B. Ogden, IV and Alan Rappaport, continued to serve as Trustees of the Funds.

*	Preferred Shares Trustee
†	Interested Trustee

Portfolio Manager Change:

On July 26, 2011, Joe Deane assumed primary responsibility for the day-to-day portfolio management of each of the Funds. Mr. Deane, an Executive Vice President at Pacific Investment Management Company LLC (“PIMCO”), joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he served as Managing Director, Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission website at www.sec.gov

44	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Funds II Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met in person on June 14-15, 2011 (the “contract review meeting”) for the specific purpose of considering whether to approve the continuation of the Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Trustees, including a majority of the Independent Trustees, concluded that the continuation of each Fund’s Advisory Agreement and Sub-Advisory Agreement should be approved for a one-year period commencing July 1, 2011.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Morningstar Associates LLC (“Morningstar”) on the net return investment performance (based on net assets) of the Funds for various time periods, the investment performance of a group of funds with substantially similar investment classifications/objectives as the Funds identified by Morningstar and the performance of an applicable benchmark index, (ii) information provided by Morningstar on the Funds’ management fees and other expenses and the management fees and other expenses of comparable funds identified by Morningstar, (iii) information regarding the investment performance and management fees of any comparable portfolios of other clients of the Sub-Adviser, (iv) the estimated profitability to the Investment Manager and the Sub-Adviser from their relationship with the Funds for the one year period ended March 31, 2011, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Funds. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Adviser; and the level of skill required to manage the Funds. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to each of

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	45

PIMCO Municipal Income Funds II Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

the Funds given their respective investment objectives and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Morningstar, the Trustees also reviewed each Fund’s net return investment performance as well as the performance of comparable funds identified by Morningstar. In the course of their deliberations, the Trustees took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding each Fund’s performance.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and the total net expense ratio as a percentage of average net assets attributable to common shares and preferred shares and the management fee and total net expense ratios of comparable funds identified by Morningstar.

The Trustees specifically took note of how each Fund compared to its Morningstar peers as to performance and management fee and total net expenses. The Trustees noted that while the Funds are not charged a separate administration fee, it was not clear whether the peer funds in the Morningstar categories were separately charged such a fee by their investment managers, so that the total net expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total net expense ratio reflects the effect of expense waivers/reimbursements and does not reflect interest expense.

Municipal II:

The Trustees noted that the expense group for the Fund provided by Morningstar consisted of a total of thirteen closed-end funds, including the Fund but not including the peer Funds managed by the Investment Manager. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $84.95 million to $598.07 million, and that none of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked seventh out of thirteen funds in the expense peer group for total net expense ratio based on common share assets, ninth out of thirteen funds in the expense peer group for the total net expense ratio based on common share and leveraged assets combined and eleventh out of thirteen funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked thirteenth having the highest fees/expenses in the peer group).

With respect to performance (based on net asset value), the Trustees noted that the Fund underperformed its benchmark and was ranked twelfth out of twelve funds for the one-year period ended February 28, 2011. Trustees noted that the Fund underperformed its benchmark and was ranked eleventh out of twelve funds for the three-year and five-year periods ended February 28, 2011.

Finally, the Trustees considered the Investment Manager’s voluntary fee waiver of 0.05% effective for the twelve month period commencing July 1, 2011.

California Municipal II

The Trustees noted that the expense group for the Fund provided by Morningstar consisted of a total of twelve closed-end funds, including the Fund but not including the peer Funds managed by the Investment Manager. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $30.63 million to $329.31 million, and that five of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked seventh out of twelve funds in the expense peer group for total net expense ratio based on common share assets, ninth out of twelve funds in the expense peer group for the total net expense ratio based on common share and leveraged assets combined and sixth out of twelve funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked twelfth having the highest fees/expenses in the peer group).

With respect to performance (based on net asset value), the Trustees noted that the Fund underperformed its benchmark and was ranked eighth out of twelve funds for the one-year period ended February 28, 2011. The Trustees noted that the Fund underperformed its benchmark and was ranked twelfth out of twelve funds for the three-year and five-year periods ended February 28, 2011.

46	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

PIMCO Municipal Income Funds II Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

Finally, the Trustees considered the Investment Manager’s voluntary fee waiver of 0.05% effective for the twelve month period commencing July 1, 2011.

New York Municipal II

The Trustees noted that the expense group for the Fund provided by Morningstar consisted of a total of eleven closed-end funds, including the Fund but not including the peer Funds managed by the Investment Manager. The Trustees also noted that average net assets of the common shares of the funds in the peer group ranged from $41.72 million to $262.56 million, and that four of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked eighth out of eleven funds in the expense peer group for total net expense ratio based on common share assets, sixth out of eleven funds in the expense peer group for the total net expense ratio based on common share and leveraged assets combined and fifth out of eleven funds in actual management fees (with funds ranked first having the lowest fees/expenses and ranked eleventh having the highest fees/expenses in the peer group).

With respect to performance (based on net asset value), the Trustees also noted that the Fund underperformed its benchmark and was ranked tenth out of eleven funds for the one-year, three-year and five-year periods ended February 28, 2011.

Finally, the Trustees considered the Investment Manager’s voluntary fee waiver of 0.05% effective for the twelve month period commencing July 1, 2011.

Subsequent to the date of the June 2011 contract review meeting, it was discovered that there were certain inaccuracies in the information provided by Morningstar with respect to the performance and/or expense figures shown for the Funds and their related rankings among peer group funds. In consultation with the Investment Manager, Morningstar produced a revised version of the information correcting the identified inaccuracies, which was provided to the Trustees for their consideration at a meeting held on December 13-14, 2011.

In considering the revised information, the Trustees noted, among other differences, that the following information from the revised Morningstar materials differed from information summarized above as having been considered by the Trustees at the June 2011 contract review meeting:

Municipal II

The Fund actually ranked sixth, rather than ninth, out of thirteen funds in the expense peer group for total net expense ratio based on common share and leveraged assets combined.

With respect to Fund performance (based on net asset value), the Fund actually outperformed, rather than underperformed, its benchmark and ranked eleventh out of twelve funds, rather than twelfth out of twelve funds, for the one-year period ended February 28, 2011.

California Municipal II

The Fund actually ranked fourth, rather than ninth, out of twelve funds in the expense peer group for total net expense ratio based on common share and leveraged assets combined.

With respect to Fund performance (based on net asset value), the Fund actually ranked sixth, rather than eighth, out of twelve funds for the one-year period ended February 28, 2011.

New York Municipal II

With respect to Fund performance (based on net asset value), the Fund actually ranked ninth, rather than tenth, out of eleven funds for the one-year period ended February 28, 2011.

After considering the revised Morningstar information, and taking into account the other information and factors considered as part of the contract review meeting, the Trustees, including the Independent Trustees, determined at their December 2011 meeting that the revised Morningstar information, if it had been considered at the time of the June 2011 contract review meeting, would not have changed their determination to approve the continuance of the Funds’ Advisory Agreements and Sub-Advisory Agreements for a one-year period commencing July 1, 2011, as specified above.

11.30.11	PIMCO Municipal Income Funds II Semi-Annual Report	47

PIMCO Municipal Income Funds II Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

The Trustees also considered the management fees charged by Sub-Adviser to other clients, including accounts with investment strategies similar to those of the Funds. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison but were advised that there are additional portfolio management challenges in managing the Funds, such as the use of leverage and meeting a regular dividend.

The Trustees also took into account that the Funds have preferred shares outstanding, which increases the amount of fees received by the Investment Manager and the Sub-Adviser under the Agreements (because the fees are calculated based on the Funds’ net assets, including assets attributable to preferred shares). In this regard, the Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and the Funds’ common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and the Sub-Adviser and determined that each Fund’s use of leverage through preferred shares continues to be appropriate and in the interests of the Funds’ common shareholders.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability of the Investment Manager and the Sub-Adviser from their relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as closed-end investment companies, the Funds do not currently intend to raise additional assets, so the assets of the Funds will grow (if at all) only through the investment performance of each Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Funds.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Adviser to the Funds.

48	PIMCO Municipal Income Funds II Semi-Annual Report	11.30.11

Trustees	Fund Officers
Hans W. Kertess Chairman of the Board of Trustees Paul Belica Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport Deborah A. Zoullas

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, CA 92660

Custodian & Accounting Agent

State Street Bank & Trust Co.

Lafayette Corporate Center, 5th Floor

2 Avenue De Lafayette

Boston, MA 02111

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II and PIMCO New York Municipal Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to www.allianzinvestors.com/edelivery.

AZ611SA_113011

AGI-2011-12-12-2388

ITEM 2.	CODE OF ETHICS

Not required in this filing.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing.

ITEM 6.	SCHEDULE OF INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not required in this filing.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of February 2, 2012, the following individual has primary responsibility for the day-to-day implementation of the PIMCO Municipal Income Fund II (PML), PIMCO California Municipal Income Fund II (PCK) and PIMCO New York Municipal Income Fund II (PNI) (each a “Fund” and collectively, the “Funds”):

Joe Deane

Mr. Deane has been the portfolio manager for the Funds since July 2011. Mr. Deane, an Executive Vice President at Pacific Investment Management Company LLC (“PIMCO”), joined PIMCO in 2011 and is the head of the municipal bond portfolio management team. Prior to joining PIMCO, he served as Managing Director, Co-Head of the Tax-Exempt Department for Western Asset Management Company. Previously he was Managing Director, Head of Tax-Exempt Investments for Smith Barney/Citigroup Asset Management from 1993 to 2005. He has 41 years of investment experience and holds a bachelor’s degree from Iona College.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the respective Fund managed by the Portfolio Manager as of November 30, 2011, including accounts managed by a team, committee, or other group that includes the Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts*
PM	Fund	#	AUM($million)	#	AUM($million)	#	AUM($million)
Joe Deane	PML	19	4,896.60	0	0	4	305.12
	PCK	19	5,508.91	0	0	4	305.12
	PNI	19	5,720.73	0	0	4	305.12

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities.

Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

(a)(3)

As of November 30, 2011, the following explains the compensation structure of the individual that shares primary responsibility for day-to-day portfolio management of the Fund:

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, discretionary performance bonus, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

The Total Compensation Plan consists of three components:

•

Base Salary – Base salary is determined based on core job responsibilities, market factors and internal equity. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or a significant change in the market. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

•

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the Compensation Committee’s bonus decision process. Final award amounts are determined at the discretion of the Compensation Committee and will also consider firm performance.

•

Equity or Long Term Incentive Compensation – Equity allows key professionals to participate in the long-term growth of the firm. This program provides mid to senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. These options vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and option awards. PIMCO incorporates a progressive allocation of option awards as a percentage of total compensation which is in line with market practices.

In certain countries with significant tax implications for employees to participate in the M Unit Option Plan, PIMCO continues to use the Long Term Incentive Plan (“LTIP”) in place of the M Unit Option Plan. The LTIP provides cash awards that appreciate or depreciate based upon the performance of PIMCO’s parent company, Allianz Global Investors, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon Allianz Global Investors’ profit growth and PIMCO’s profit growth.

Participation in the M Unit Option Plan and LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•

3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Partner Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of November 30, 2011.

PIMCO Municipal Income Fund II PIMCO California Municipal Income Fund II PIMCO New York Municipal Income Fund II

Portfolio Manager	Dollar Range of Equity Securities in each Fund
Joe Deane	None

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)), as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in internal control over financial reporting as defined in Rule 30a-3 (d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Not required in this filing.

(a)(2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a)(3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) PIMCO Municipal Income Fund II

By	/s/ Brian S. Shlissel
President and Chief Executive Officer
Date	February 2, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date	February 2, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Brian S. Shlissel
President and Chief Executive Officer
Date	February 2, 2012

By	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer
Date	February 2, 2012